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                                                                    EXHIBIT 99.1


                                         OFFICE OF THE UNITED STATES TRUSTEE
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
  In re:                                                            DEBTOR IN POSSESSION INTERIM STATEMENT
                                                                    --------------------------------------
     Casmyn Corp., A Colorado Corporation
     28720 Canwood Street, Suite 207                                Statement Number:               2
     Agoura Hills, CA 91301
                                                   Debtor,          For the Period FROM:             01/01/00
     -----------------------------------------------------
     Chapter 11 Case No:  SV 99-23968-AG                                           TO:               01/31/00
     -----------------------------------------------------

                                                                           General               Payroll                 Tax
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                   Account               Account               Account
                                                                        --------------------------------------------------------
A.  Total Receipts per all Prior Interim Statements                     (Summary of all accounts)
B.  Less:  Total Disbursements per all Prior Statements
C.  Beginning Balance (A less B)                                             $1,787,449.66
D.  Receipts during Current Period




      TOTAL RECEIPTS THIS PERIOD                                                 34,008.87
                                                                        --------------------------------------------------------
E.  Balance Available (C plus D)                                             $1,821,458.53
                                                                        --------------------------------------------------------
F.  Less:  Disbursements during Current Period




      TOTAL DISBURSEMENTS THIS PERIOD                                            85,401.47
                                                                        --------------------------------------------------------
G.  Ending Balance (E minus F)                                               $1,736,057.06
                                                                        --------------------------------------------------------
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